SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

WESTWOOD HOLDINGS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-31234	75-2969997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 1300, Dallas, Texas 75201

(Address of principal executive offices)

(214) 756-6900

(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS

(c)	Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated April 23, 2003, entitled “Westwood Holdings Group, Inc. Reports First Quarter 2003 Results and Declares Quarterly Dividend”

ITEM 9. REGULATION FD DISCLOSURE / RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of Item 12, “Results of Operations and Financial Condition,” is being reported under Item 9, “Regulation FD Disclosure.”

On April 23, 2003, Westwood Holdings Group, Inc. issued a press release entitled “Westwood Holdings Group, Inc. Reports First Quarter 2003 Results and Declares Quarterly Dividend,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Brian O. Casey
Brian O. Casey,
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 23, 2003, entitled “Westwood Holdings Group, Inc. Reports First Quarter 2003 Results and Declares Quarterly Dividend”